UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period:  February 28, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 28, 2019

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-877-642-7227.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 1-877-642-7227. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	11
STATEMENT OF ASSETS AND LIABILITIES	16
STATEMENT OF OPERATIONS	17
STATEMENTS OF CHANGES IN NET ASSETS	18
FINANCIAL HIGHLIGHTS	20
NOTES TO FINANCIAL STATEMENTS	22
NOTICE OF PRIVACY POLICY & PRACTICES	29
ADDITIONAL INFORMATION	30

Dear Shareholders,

The Fund returned -8.95% for the six months ended February 28, 2019, versus the Russell 2000 Value Total Return Index which returned -8.59% for the same period.

The final four months of 2018 was a challenge for investors with a significant stock market decline during December. The S&P 500 Index, an often-used proxy for U.S. equities, posted a negative annual return for the first time in nine years. While it is always difficult to pinpoint the specific reasons for a quick, sharp drop in the stock market like we saw in December, we suspect that a steady drumbeat of negative news and the Federal Reserve’s actions played an important role.

There were a number of issues we believe caused the December correction, including the brewing China/U.S. trade war, tariff threats and their implementation (particularly by the U.S.), the negative tenor of the Brexit negotiations and signs of slowing global growth.  Political uncertainty increased in the U.S. as a result of chaotic decision-making in the executive branch and the election of a Democrat majority in the House of Representatives in November.  Oil prices plunged and credit spreads widened significantly in the bond market as well.  While the individual impact of any of these items can be debated, we suspect that all of them combined produced an increasing level of uncertainty and unpredictability in both the investment environment and investors’ minds.  When the Federal Reserve did not quickly intervene as equity markets declined and instead continued to both normalize (increase) interest rates and reduce the size of its balance sheet, panic ensued.

Investors have been trained over the last ten years to expect Central Banks to respond to any serious stock market decline by quickly announcing their intent to implement equity-friendly policies such as lower interest rates and/or Quantitative Easing programs.  The failure of Federal Reserve Chairman Powell to immediately engage in this exercise reduced the possibility of a significant recovery by the end of the year.

However, the Federal Reserve’s shift to significantly more dovish commentary at the end of December and into 2019 has coincided with a strong rebound in equity markets during that same period. It appears that equity markets are still addicted to Central Bank stimulus, and they continue to respond positively even to hints that it could return.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the Fund for the six months ended February 28, 2019:

Top 3 Contributors for the six months ended February 28, 2019:

Weis Markets, Inc.

Weis Markets, Inc. engages in the ownership and operation of retail food stores. Weis Markets reported strong third calendar quarter results. Improvements in inventory management and price optimization made over the last several years helped its results. Online sales continued to grow as the company expanded its online ordering program and curbside pickup known as Weis 2 Go Online. The service is now offered in 87 stores and they are looking to expand this to all 172 locations. The company recently completed an expanded capital expenditure program, investing in technology and store-level efficiencies that have increased operating income. The company is moving quickly and deploying resources to stay ahead of the ever changing grocery market.

Marcus Corporation

Marcus Corp. engages in operating movie theatres, hotels, and resorts. Marcus Theatres is the fourth largest theatre circuit in the U.S. and currently owns or operates 1,098 screens at 90 locations in 17 states. The company’s lodging division, Marcus Hotels & Resorts, owns and/or manages 21 hotels, resorts and other properties in 9 states. Marcus continues to use the right ingredients to grow their theater division with dynamic in-theater food options. The company has successfully raised ticket prices while increasing attendance, all while increasing the average amount each customer spends. The recent acquisition of Wehrenberg Theatres Inc. in late 2016 has been accretive to earnings. Wehrenberg is a St. Louis based theater circuit with 14 theaters.

J&J Snack Foods Corp.

J&J Snack Foods Corp. engages in the manufacture of nutritional snack foods and distribution of frozen beverages to the food service and retail supermarket industries. J&J released 1st quarter earnings that beat expectations. The company expanded its gross profit margin and also increased the quarterly dividend. Sales increased 2% driven largely by sales in their Food Service business. Significant manufacturing improvements and higher pricing helped results in the quarter.

Bottom 3 Contributors for the six months ended February 28, 2019:

Unit Corporation

Unit Corp. engages in oil and gas exploration, production, contract drilling, and natural gas gathering and processing. Weakness in the oil/gas markets continues to weigh on most companies in that industry. Unit Corp suffered as the price of oil declined in the fourth calendar quarter of 2018. We remain optimistic that a rebound in the price of oil will improve the profitability of this premier operator in the oil patch.

Johnson Outdoors, Inc.

Johnson Outdoors, Inc. engages in the manufacturing and marketing of seasonal, outdoor recreation products. It operates through the following segments: Fishing, Camping, Watercraft Recreation, Diving, and Other. “Strong marketplace demand for new products in the Company’s core Fishing and Diving brands propelled an 11 percent increase in sales as operating profit grew 38 percent and net income rose 16 percent over the prior fiscal year” reported the company. The company also reported higher sales volume and margin improvement. The sell-off in shares was largely market driven as Johnson Outdoors was dragged down with the rest of the market.

Sturm, Ruger & Co., Inc.

Sturm, Ruger & Co., Inc. engages in the design, manufacture, and sale of firearms to domestic customers. It operates through the Firearms and Castings segments. Inventory levels at both the company and distributor have fallen significantly to a more stable level that we feel is good for both the company and firearms industry. The company’s backlog continues to grow and the trend remains positive. New products and lower distributor inventories will continue to drive sales. The corporate tax cut also helped earnings.

Sector Performance:

The following were our strongest performing sectors and our weakest performing sectors for the six months ended February 28, 2019:

Top 3 Performing Sectors

Consumer Staples: Weis Markets (food grocer), and our food producers (J&J Snack Foods, Sanderson Farms, Flower Foods) were the main contributors. Our defensive positioning here worked as intended as the markets sold off.

Health Care: Our Health Care companies held up better than their index peers. Atrion Corp’s share price appreciated more than 20% over the last 6 months.

Energy: Energy was the worst performing sector over the last 6 months. Our selections outperformed the Russell 2000® Value Total Return Index.

Bottom 3 Performing Sectors:

Industrials: We are overweight this sector and our selections underperformed the index. Leading contributors to the underperformance were the performance in Insteel Industries, Twin Disc, SIFCO, and L.B Foster.

Consumer Discretionary: We are not significantly overweight this sector, but our selections did underperform the index. Thor Industries, Sturm Ruger, and Johnson Outdoors traded lower over the last 6 months.

Financials: We are significantly underweight this sector. Financials as a whole held up better than the index. Our selections underperformed the Russell 2000® Value Total Return Index.

Perspective and Outlook:

The United States is experiencing a number of transitions that could be unsettling for the financial markets moving forward. These include shifting trade policies, an end to single party governance in Washington D.C. and a less predictable Federal Reserve. Increasing uncertainty often leads to a higher level of investment risk that could be compounded because of the massive inflows into passively managed exchange-traded funds (ETFs). We believe that a focus on portfolio quality is warranted in these more volatile times.

The company managements with whom we meet and speak provide us with earnings outlooks that make us cautiously optimistic.  Their primary concerns are tariffs, trade and inflationary pressures. While all of these issues could negatively impact their companies, they can all, to some degree, be managed.  This is an advantage for the companies in our portfolio because of the strength of their management teams.

We believe that our ownership of companies with strong competitive characteristics and “fortress” balance sheets combined with our preference for Founder/Owner Operator run businesses offers the portfolio an additional level of hedging if either the economy weakens or there is another sharp correction in the equity markets.  Our emphasis on companies with dynamic, strong business models who are market leaders and are focused on organic growth through new product development is a competitive advantage for our investment strategy, in our opinion.  This should help us successfully navigate the Fund through an unpredictable and volatile market.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and microcap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio. The Fund’s use of derivatives could cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Total Return Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Standard & Poor’s 500 Index (S&P 500) is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large-cap universe, made up of companies selected by economists. The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market; other S&P indexes include small-cap companies with market capitalization between $300 million and $2 billion and an index of mid-cap companies. Investment products based on the S&P 500 include index funds, and exchange-traded funds are available to investors.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/18 – 2/28/19).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/18	2/28/19	9/1/18 – 2/28/19*
Actual	$1,000.00	$ 910.50	$6.16
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.35	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 28, 2019 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of February 28, 2019

			Since Inception
	One Year	Five Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	6.23%	4.18%	7.27%
Russell 2000® Value
Total Return Index	4.42%	6.48%	9.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Total Return Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 28, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS – 97.08%

Adhesives, Coatings, Sealants & Paints – 0.85%
CSW Industrials, Inc. (a)	3,405	$193,336

Advanced Materials – 0.91%
Lydall, Inc. (a)	7,298	205,439

Aerospace/Defense – 2.23%
Cubic Corp.	4,918	303,441
Espey Manufacturing & Electronics Corp.	6,077	146,456
SIFCO Industries, Inc. (a)	18,330	55,357
		505,254
Agriculture & Dairy Farms – 1.16%
Cal-Maine Foods, Inc.	5,988	264,071

Ammunition & Explosive Ordnance – 1.60%
National Presto Industries, Inc.	3,227	361,875

Athletic Sporting Goods – 1.44%
Johnson Outdoors, Inc. – Class A	4,965	325,903

Building Products & Supply – 3.05%
Apogee Enterprises, Inc.	6,915	246,796
Insteel Industries, Inc.	6,976	158,704
Simpson Manufacturing Co, Inc.	4,767	285,687
		691,187
Casinos & Gaming – 1.52%
Monarch Casino & Resort, Inc. (a)	7,861	344,705

Chemicals – 0.51%
Oil-Dri Corp. of America	3,956	115,317

Chemicals – Specialty – 0.68%
Hawkins, Inc.	3,769	155,358

Cinema Theater Exhibitors – 6.02%
Marcus Corp.	32,245	1,366,866

Commercial Banks – Community – 9.60%
Ames National Corp.	8,260	229,876
Auburn National Bancorporation, Inc.	6,104	205,827
Bar Harbor Bankshares	7,950	205,269

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2019 (Unaudited)

	Shares	Value
Commercial Banks – Community – 9.60% (Continued)
Eagle Bancorp Montana, Inc.	8,973	$155,053
First of Long Island Corp.	7,447	173,950
German American Bancorp, Inc.	10,696	331,256
Hingham Institution for Savings	1,418	277,644
Nicolet Bankshares, Inc. (a)	2,491	143,033
Peapack Gladstone Financial Corp.	6,995	203,415
Texas Capital Bancshares, Inc. (a)	4,134	252,298
		2,177,621
Construction & Engineering Services – 4.79%
Granite Construction, Inc.	23,316	1,085,592

Construction & Mining Machinery – 1.03%
Astec Industries, Inc.	6,104	232,929

Containers – Metal, Glass & Plastic – 1.39%
AptarGroup, Inc.	3,104	315,770

Crane Hoist & Chains – 1.06%
Columbus McKinnon Corp.	6,443	241,290

Electrical Power Equipment & Grid Infrastructure – 2.47%
MYR Group, Inc. (a)	10,487	351,734
Powell Industries, Inc.	6,534	209,676
		561,410
Electronic Circuit Board – 0.96%
Kimball Electronics, Inc. (a)	13,984	216,752

Electronic Equipment & Instruments – 0.99%
Badger Meter, Inc.	3,830	225,357

Engines & Transmissions – 0.98%
Twin Disc, Inc. (a)	12,557	222,133

Fork Trucks & Lifts – 1.08%
Hyster-Yale Materials Handling, Inc. – Class A	3,629	245,538

Grocery Retail – 5.53%
Weis Markets, Inc.	24,930	1,254,228

Guns & Accessories – 4.77%
Sturm, Ruger & Co., Inc.	19,021	1,083,245

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2019 (Unaudited)

	Shares	Value
Health Care – Equipment – 4.05%
ICU Medical, Inc. (a)	1,071	$263,209
Merit Medical Systems, Inc. (a)	5,993	333,990
Utah Medical Products, Inc.	3,790	321,695
		918,894
Health Care – Supplies – 1.23%
Atrion Corp.	355	279,161

Health Care Providers & Services – 1.03%
National HealthCare Corp.	2,872	233,810

Health Safety & Protective Supply – 4.20%
MSA Safety, Inc.	9,215	952,739

Home Furniture – 0.98%
Hooker Furniture Corp.	7,110	223,254

Homebuilders – Single Family Home Construction – 0.83%
M/I Homes, Inc. (a)	7,205	187,618

Insurance – Property/Casualty – 0.53%
United Fire Group, Inc.	2,470	120,388

Laboratories Equipment & Furniture – 0.33%
Kewaunee Scientific Corp.	3,127	75,048

Meat Poultry & Fish – 0.88%
Sanderson Farms, Inc.	1,738	200,218

Metal Pipelines & Tubes – 0.70%
Northwest Pipe Co. (a)	6,445	158,998

Mobile Phone Accessories – 0.32%
ZAGG, Inc. (a)	6,255	72,558

Oil & Gas Drilling Equipment – 1.80%
Dril-Quip, Inc. (a)	6,383	271,980
Gulf Island Fabrication, Inc. (a)	13,926	136,475
		408,455
Oil & Gas Exploration/Production – 1.55%
Unit Corp. (a)	22,623	351,788

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2019 (Unaudited)

	Shares	Value
Oil & Gas Field Services – 3.51%
Keane Group, Inc. (a)	11,560	$127,391
Oil States International, Inc. (a)	2,940	50,392
RPC, Inc.	43,213	464,539
Solaris Oilfield Infrastructure, Inc. – Class A	9,116	154,972
		797,294
Packaged Foods – 5.36%
Flowers Foods, Inc.	8,813	180,402
J & J Snack Foods Corp.	6,662	1,034,476
		1,214,878
Pollution & Waste Control – 0.54%
Perma-Pipe International Holdings, Inc. (a)	14,279	123,513

Pumps & Pumping Equipment – 5.27%
Gorman-Rupp Co.	35,345	1,195,014

Rail Road Equipment & Rolling Stock – 0.25%
FreightCar America, Inc. (a)	7,237	56,087

Retail – Apparel – 1.51%
Duluth Holdings, Inc. – Class B (a)	13,469	342,113

Semiconductor Back End Capital Equipment – 0.08%
Cohu, Inc.	1,000	17,890

Semiconductor Chemicals & Supply – 2.09%
Cabot Microelectronics Corp.	2,856	323,014
Park Electrochemical Corp.	8,700	151,293
		474,307
Semiconductor Devices – Discrete – 1.03%
Diodes, Inc. (a)	5,775	232,906

Semiconductor Equipment – 0.74%
MKS Instruments, Inc.	2,023	167,646

Structural Metal, Plate Work, & Sheet Metal – 1.11%
LB Foster Co. – Class A (a)	14,591	252,570

Tow Truck & Wreckers – 0.86%
Miller Industries, Inc.	5,754	195,118

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2019 (Unaudited)

	Shares	Value
Trucking FTL/LTL – 0.75%
Marten Transport Ltd.	9,133	$170,330

Valves, Fluid Power & Control Equipment – 0.93%
Graham Corp.	9,338	211,506
TOTAL COMMON STOCKS (Cost $18,949,340)		$22,025,277

SHORT-TERM INVESTMENTS – 2.75%

Money Market Funds – 2.75%
STIT-Treasury Obligations Portfolio, Institutional Class, 2.278% (b)	623,822	623,822
TOTAL SHORT-TERM INVESTMENTS (Cost $623,822)		$623,822

Total Investments (Cost $19,573,162) – 99.83%		$22,649,099
Other Assets in Excess of Liabilities – 0.17%		37,711
TOTAL NET ASSETS – 100.00%		$22,686,810

(a)	Non-income producing security.
(b)	Seven day yield as of February 28, 2019.

Industry classifications are determined by Morgan Dempsey Capital Management, LLC and may reference data from sources such as Global Industry Classification Codes (GICS). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 28, 2019 (Unaudited)
Assets
Investments, at value (cost $19,573,162)	$22,649,099
Dividends and interest receivable	48,676
Receivable for Fund shares sold	12,175
Other assets	12,021
Total Assets	22,721,971

Liabilities
Payable for Fund shares redeemed	1,022
Payable to affiliates	17,974
Payable to Advisor	8,212
Accrued expenses and other liabilities	7,953
Total Liabilities	35,161
Net Assets	$22,686,810

Net Assets Consist of:
Paid-in capital	$23,605,987
Accumulated deficit	(919,177)
Net Assets	$22,686,810

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,439,017

Net asset value, redemption price and offering price per share(1)	$15.77

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 28, 2019 (Unaudited)
Investment Income
Dividend income	$264,219
Interest income	7,186
Total Investment Income	271,405

Expenses
Management fees	124,865
Administration fees	20,162
Transfer agent fees and expenses	14,672
Fund accounting fees	14,557
Federal and state registration fees	10,242
Legal fees	8,964
Audit and tax fees	8,476
Trustees’ fees	4,090
Chief Compliance Officer fees	4,006
Reports to shareholders	2,924
Custody fees	2,752
Other expenses	2,532
Total Expenses	218,242
Less waivers and reimbursements by Adviser (Note 4)	(70,675)
Net Expenses	147,567

Net Investment Income	123,838

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments	(64,019)
Change in net unrealized depreciation on investments	(2,317,892)
Net Realized and Unrealized Loss on Investments	(2,381,911)
Net Decrease in Net Assets from Operations	$(2,258,073)

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2019	Year Ended
	(Unaudited)	August 31, 2018(1)
From Operations
Net investment income	$123,838	$58,986
Net realized gain (loss) from investments	(64,019)	906,839
Net change in unrealized appreciation
(depreciation) on investments	(2,317,892)	3,998,100
Net increase (decrease) in
net assets from operations	(2,258,073)	4,963,925

From Dividend and Distributions to Shareholders
Net dividend and distributions	(128,429)	(23,030)
Net decrease in net assets resulting
from dividends and distributions paid	(128,429)	(23,030)

From Capital Share Transactions
Proceeds from shares sold	1,643,858	2,759,937
Net asset value of shares issued to shareholders
in payment of distributions declared	5,899	3,015
Costs for shares redeemed(2)	(1,410,737)	(3,608,084)
Net increase (decrease) in net assets
from capital share transactions	239,020	(845,132)

Total Increase (Decrease) in Net Assets	(2,147,482)	4,095,763

Net Assets:
Beginning of period	24,834,292	20,738,529
End of period	$22,686,810	$24,834,292

(1)	Net dividends and distributions include net investment income distributions of $23,030. End of year net assets include accumulated undistributed net investment income of $58,986.
(2)	Net of redemption fees of $6,146 and $0 for the period ended February 28, 2019 and year ended August 31, 2018, respectively.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Six Months Ended
February 28, 2019
(Unaudited)
Net Asset Value, Beginning of Year/Period	$17.43

Income from investment operations:
Net investment income(1)	0.09
Net realized and unrealized gain (loss) on investments	(1.66)
Total from investment operations	(1.57)

Less distributions paid:
From net investment income	(0.09)
From net realized gain on investments	—
Total distributions paid	(0.09)
Paid-in capital from redemption fees (Note 2)	0.00 (2)
Net Asset Value, End of Year/Period	$15.77
Total Return(3)	-8.95%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$22,687
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.92%
After waiver and expense reimbursement(4)	1.30%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	0.47%
After waiver and expense reimbursement(4)	1.09%
Portfolio turnover rate(3)	4.68%

(1)	Per share net investment income has been calculated using the daily average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)
The ratio of expenses to average net assets includes interest expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expenses were 2.13% and 1.30% and 1.57% and 1.30% for the years ended August 31, 2016 and August 31, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights (Continued)

Per Share Data for a Share Outstanding Throughout Each Year/Period

Year Ended August 31,
2018	2017	2016		2015		2014
$14.04	$12.46	$11.56		$13.79		$12.30

0.04	0.02	0.05		0.05		0.02
3.36	1.61	0.93		(1.52)		1.63
3.40	1.63	0.98		(1.47)		1.65

(0.01)	(0.05)	(0.08)		(0.04)		(0.00	)(2)
—	—	—		(0.72)		(0.16)
(0.01)	(0.05)	(0.08)		(0.76)		(0.16)
—	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)
$17.43	$14.04	$12.46		$11.56		$13.79
24.27%	13.03%	8.55%		-11.04%		13.43%

$24,834	$20,739	$17,346		$27,398		$90,274

1.91%	2.03%	2.14	%(5)	1.58	%(5)	1.59%
1.30%	1.30%	1.31	%(5)	1.31	%(5)	1.30%

(0.36)%	(0.61)%	(0.38)%		0.12%		(0.13)%
0.25%	0.12%	0.45%		0.39%		0.16%
13.99%	23.85%	16.66%		7.83%		13.87%

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 28, 2019 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (a “Pricing Service”).

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2019 (Unaudited)

fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted prices in active markets for identical securities.

•	Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2019:

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$22,025,277	$—	$—	$22,025,277
Short-Term Investments	623,822	—	—	623,822
Total Investments in Securities	$22,649,099	$—	$—	$22,649,099

(1) See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the period. For the six months ended February 28, 2019, the Fund did not have any significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Fund did not hold financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2018, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year ended August 31, 2018, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2015.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund,

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2019 (Unaudited)

rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the six months ended February 28, 2019 amounting to $6,146.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out “FIFO” method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 were as follows:

	August 31, 2018	August 31, 2017
Ordinary Income	$23,030	$64,096

As of August 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$19,800,187
Gross tax unrealized appreciation	6,827,129
Gross tax unrealized depreciation	(1,809,618)
Net tax unrealized appreciation	$5,017,511
Undistributed ordinary income	58,986
Undistributed long-term capital gain	—
Total distributable earnings	$58,986
Other accumulated loss	(3,609,172)
Total accumulated gain	$1,467,325

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2019 (Unaudited)

At August 31, 2018, the Fund had the following short-term and long-term capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended August 31, 2018.

Short-Term	$2,487,698
Long-Term	1,121,474
$3,609,172

The Fund utilized capital losses for the year ended August 31, 2018.

Short-Term	$1,934
Long-Term	876,355
$878,289

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2018, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2019, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commission and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the six months ended February 28, 2019, expenses of $70,675 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed up to three years from the date such amount was waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2019 (Unaudited)

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2019	$ 78,333
August 31, 2020	$145,954
August 31, 2021	$142,827
February 28, 2022	$ 70,675

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Fund’s Administrator under an Administration Agreement.  Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  Fees and expenses incurred for the six months ended February 28, 2019, and owed as of February 28, 2019 are as follows:

	Incurred	Owed
Administration	$20,162	$5,625
Accounting	$14,557	$4,763
Transfer Agency	$14,672	$5,080
Custody	$ 2,752	$1,159

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of Fund Services and U.S. Bank.

Certain officers of the Fund are also employees of Fund Services.  A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.  This same Trustee is a board member and an interested person of the Distributor.

The Fund also has a line of credit with U.S. Bank (see Note 9).

The Trust’s Chief Compliance Officer is also an employee of Fund Services.  For the six months ended February 28, 2019, the Fund was allocated $4,006 of the Trust’s Chief Compliance Officer fees.  As of February 28, 2019, fees of $1,347 were owed by the Fund to Fund Services for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2019	August 31, 2018
Shares sold	104,293	175,567
Shares redeemed	(90,279)	(228,337)
Shares reinvested	424	188
Net increase (decrease)	14,438	(52,582)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2019 (Unaudited)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2019, were $1,278,130 and $1,049,322, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  U.S. Bank, custodian for the fund, and the Distributor, are wholly owned subsidiaries of U.S. Bancorp.  Fund Services provides transfer agency, fund accounting and fund administration services to the Fund and is a subsidiary of U.S. Bancorp.  U.S. Bank, for the benefit of its customers, holds more than 25% of the Fund’s outstanding shares, 78.09%, therefore, these entities are all considered affiliates of the Fund.

(9)	Line of Credit

At February 28, 2019, the Fund had a line of credit in the amount of the lessor of $2,500,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 9, 2019. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank. Interest was accrued at the prime rate of 5.00% from September 1, 2018 through September 26, 2018, 5.25% from September 27, 2018 through December 19, 2018, and 5.50% thereafter. During the six months ended February 28, 2019, the Fund did not utilize the line of credit.

(10)	Recent Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update (“ASU”) ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the period ended February 28, 2019.

(11)	Subsequent Events

The Fund has evaluated events and transactions that have occurred subsequent to February 28, 2019 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended August 31, 2018, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2018, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	28	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	three
				Marquette University	portfolios).
(2004–2017).

Gary A. Drska	Trustee	Indefinite	28	Pilot, Frontier/	Independent
615 E. Michigan St.		Term; Since		Midwest Airlines, Inc.	Trustee, USA
Milwaukee, WI 53202		August 22,		(airline company)	MUTUALS
Year of Birth: 1956		2001		(1986–present).	(an open-end
investment
company with
three
portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Jonas B. Siegel	Trustee	Indefinite	28	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company)
				Chief Compliance	(2010–2016);
				Officer (“CCO”),	Independent
				Granite Capital	Manager,
				International	Ramius IDF
				Group, L.P.	fund complex
				(an investment	(two closed-
				management firm)	end investment
				(1994–2011).	companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	28	President	Trustee, USA
615 E. Michigan St.	and	Term; Since		(2017–present),	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present),	company)
				Executive Vice	(2001–2018);
				President (1994–	Trustee, Buffalo
				2017), U.S.	Funds (an
				Bancorp Fund	open-end
				Services, LLC.	investment
company)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term;		President, U.S.
Milwaukee, WI 53202	Officer,	Effective		Bancorp Fund
Year of Birth: 1985	Vice	July 1,		Services, LLC
	President	2017		(February 2017–
	and			present); Vice
	Anti-Money			President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior
Legal Counsel (May
2016–November
2016), Assistant
CCO and Senior Legal
Counsel (January
2016–April 2016),
Senior Legal and
Compliance Counsel
(2013–2015),
Heartland Advisors,
Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp
Milwaukee, WI 53202		May 29,		Fund Services,
Year of Birth: 1981		2015		LLC (2012–
present).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in the Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*       /s/John Buckel
John Buckel, President

Date    April 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/John Buckel
John Buckel, President

Date    April 30, 2019

By (Signature and Title)*       /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    April 30, 2019

* Print the name and title of each signing officer under his or her signature.